Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 85% Portfolio
September 30, 2024
VF85-NPRT3-1124
1.837323.118
Alternative Funds - 1.2%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $9,362,226)	914,863	11,902,365

Bond Funds - 12.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	48,553	449,115
Fidelity High Income Fund (b)	287,755	2,296,282
Fidelity Inflation-Protected Bond Index Fund (b)	1,475,314	13,838,450
Fidelity Long-Term Treasury Bond Index Fund (b)	911,389	9,241,482
Fidelity New Markets Income Fund (b)	36,641	476,704
Fidelity Total Bond Fund (b)	4,660,826	45,582,881
VIP Investment Grade Bond II Portfolio - Investor Class (b)	4,597,451	45,560,744
TOTAL BOND FUNDS (Cost $113,953,285)		117,445,658

Domestic Equity Funds - 52.8%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	27,600	2,571,747
Fidelity Contrafund (b)	1,697,104	35,825,868
Fidelity Enhanced Large Cap Core ETF (b)	77,636	2,491,339
Fidelity Enhanced Mid Cap ETF (b)	112,236	3,609,510
Fidelity Enhanced Small Cap ETF (b)	139,397	4,485,098
Fidelity Global Commodity Stock Fund (b)	103,246	2,009,168
Fidelity Low-Priced Stock Fund (b)	288,084	12,799,555
Fidelity Real Estate Investment Portfolio (b)	75,972	3,275,173
VIP Stock Selector All Cap Portfolio - Investor Class (b)	36,574,995	438,168,440
TOTAL DOMESTIC EQUITY FUNDS (Cost $430,060,081)		505,235,898

International Equity Funds - 32.4%
	Shares	Value ($)
Fidelity Canada Fund (b)	130,127	9,435,477
Fidelity Emerging Markets Discovery Fund (b)	369,015	6,505,740
Fidelity Emerging Markets Fund (b)	2,170,733	88,848,121
Fidelity Enhanced International ETF (b)	737,507	22,331,712
Fidelity Infrastructure Fund (b)	63,807	887,560
Fidelity International Capital Appreciation Fund (b)	630,259	19,033,821
Fidelity International Discovery Fund (b)	440,881	23,146,227
Fidelity International Small Cap Fund (b)	288,643	9,862,943
Fidelity International Small Cap Opportunities Fund (b)	548,172	11,999,479
Fidelity International Value Fund (b)	1,319,942	14,862,549
Fidelity Japan Fund (b)	113,259	2,097,551
Fidelity Japan Smaller Companies Fund (b)	453,748	7,836,221
Fidelity Overseas Fund (b)	1,338,771	92,723,301
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $234,542,315)		309,570,702

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/10/2024 (d)	5.27 to 5.30	320,000	319,628
US Treasury Bills 0% 10/3/2024 (d)	5.30	480,000	479,875
US Treasury Bills 0% 10/31/2024 (d)	5.19	120,000	119,532
US Treasury Bills 0% 11/14/2024 (d)	5.14	20,000	19,886
US Treasury Bills 0% 11/7/2024 (d)	5.12 to 5.16	230,000	228,890
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,167,610)			1,167,811

Money Market Funds - 1.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $12,757,405)	4.89	12,754,854	12,757,405

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $801,842,922)	958,079,839
NET OTHER ASSETS (LIABILITIES) - 0.0%	(250,479)
NET ASSETS - 100.0%	957,829,360

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	19	Dec 2024	1,114,065	71,383	71,383
ICE MSCI EAFE Index Contracts (United States)	149	Dec 2024	18,534,110	369,993	369,993

TOTAL EQUITY CONTRACTS					441,376

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	244	Dec 2024	27,884,625	(53,968)	(53,968)

TOTAL FUTURES CONTRACTS					387,408
The notional amount of futures purchased as a percentage of Net Assets is 4.9%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,167,811.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	6,688,473	85,669,518	79,600,574	709,721	(12)	-	12,757,405	0.0%
Total	6,688,473	85,669,518	79,600,574	709,721	(12)	-	12,757,405

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	7,915,360	1,193,752	701,673	-	4,626	1,023,412	9,435,477
Fidelity Commodity Strategy Fund	2,363,650	255,705	113,675	57,472	(152)	66,219	2,571,747
Fidelity Contrafund	11,357,603	20,886,770	1,044,812	9,151	4,542	4,621,765	35,825,868
Fidelity Emerging Markets Discovery Fund	5,635,512	837,218	406,713	-	5,798	433,925	6,505,740
Fidelity Emerging Markets Fund	73,626,545	8,004,904	3,662,731	-	146,695	10,732,708	88,848,121
Fidelity Enhanced International ETF	19,543,936	-	-	495,605	-	2,787,776	22,331,712
Fidelity Enhanced Large Cap Core ETF	-	11,206,520	8,907,017	6,056	57,929	133,907	2,491,339
Fidelity Enhanced Large Cap Value ETF	15,548,164	(1)	16,735,944	151,139	3,577,117	(2,389,336)	-
Fidelity Enhanced Mid Cap ETF	-	3,351,767	-	16,552	-	257,743	3,609,510
Fidelity Enhanced Small Cap ETF	-	4,107,997	-	15,225	-	377,101	4,485,098
Fidelity Equity-Income Fund	23,295,038	1,101,750	26,209,477	84,711	5,024,994	(3,212,305)	-
Fidelity Floating Rate High Income Fund	2,018,095	141,675	1,693,878	109,399	53,170	(69,947)	449,115
Fidelity Global Commodity Stock Fund	3,149,967	194,537	1,417,563	-	405,764	(323,537)	2,009,168
Fidelity Hedged Equity Fund	9,971,753	281,945	86,320	2,695	2,244	1,732,743	11,902,365
Fidelity High Income Fund	-	2,286,867	87,167	81,346	(21)	96,603	2,296,282
Fidelity Inflation-Protected Bond Index Fund	14,904,513	1,545,815	3,102,276	163,985	(308,733)	799,131	13,838,450
Fidelity Infrastructure Fund	720,315	133,789	75,729	8,010	201	108,984	887,560
Fidelity International Capital Appreciation Fund	15,982,839	1,901,649	1,117,082	-	14,651	2,251,764	19,033,821
Fidelity International Discovery Fund	18,630,495	2,491,991	1,463,644	-	54,181	3,433,204	23,146,227
Fidelity International Small Cap Fund	8,656,697	979,011	576,108	-	3,895	799,448	9,862,943
Fidelity International Small Cap Opportunities Fund	9,671,322	1,293,783	-	-	-	1,034,374	11,999,479
Fidelity International Value Fund	12,459,531	1,293,783	760,328	-	1,799	1,867,764	14,862,549
Fidelity Japan Fund	1,820,067	-	-	-	-	277,484	2,097,551
Fidelity Japan Smaller Companies Fund	6,837,976	-	-	-	-	998,245	7,836,221
Fidelity Long-Term Treasury Bond Index Fund	10,199,317	5,043,245	5,776,567	160,712	(563,726)	339,213	9,241,482
Fidelity Low-Priced Stock Fund	29,032,604	4,017,045	21,988,367	1,245,807	(206,997)	1,945,270	12,799,555
Fidelity New Markets Income Fund	2,059,321	138,153	1,747,613	45,356	47,320	(20,477)	476,704
Fidelity Overseas Fund	75,065,263	11,622,100	5,519,992	-	95,563	11,460,367	92,723,301
Fidelity Real Estate Investment Portfolio	3,959,349	447,586	1,570,872	64,336	25,203	413,907	3,275,173
Fidelity Total Bond Fund	41,847,328	8,575,737	5,870,640	1,391,631	(110,760)	1,141,216	45,582,881
Fidelity U.S. Low Volatility Equity Fund	7,807,593	37,919	8,010,867	-	1,114,944	(949,589)	-
Fidelity Value Discovery Fund	14,701,329	560,555	16,073,494	-	4,042,840	(3,231,230)	-
VIP Investment Grade Bond II Portfolio - Investor Class	41,702,201	7,358,088	5,698,888	25,506	(77,751)	2,277,094	45,560,744
VIP Stock Selector All Cap Portfolio - Investor Class	303,814,232	99,956,887	23,214,431	-	251,830	57,359,922	438,168,440
	794,297,915	201,248,542	163,633,868	4,134,694	13,667,166	98,574,868	944,154,623

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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